UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2014

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amendment is filed to correct an inadvertent error in a press release issued by Sysco Corporation (“Sysco”) that was incorporated by reference into a Form 8-K filed on August 11, 2014.

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2014, Sysco Corporation issued a press release announcing its results of operations and financial condition for the fourth quarter and fiscal year ended June 28, 2014. The information contained in the press release was incorporated by reference into a Form 8-K filed by Sysco on August 11, 2014.

Sysco’s free cash flow for fiscal 2014 was $995 million; however, the press release incorrectly stated that free cash flow for the period was $995 billion. This amendment is filed for the purpose of correcting this inadvertent error. Sysco issued a corrected press release dated August 11, 2014, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Except for the historical information contained in this report, the statements made by Sysco are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Sysco’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the press release. Forward-looking statements in the press release are subject to certain risks and uncertainties described in the press release. For further information on other risk factors, please refer to the “Risk Factors” contained in Sysco’s Annual Report on Form 10-K for the fiscal year ended June 29, 2013, as filed with the Securities and Exchange Commission, and Sysco’s Annual Report on Form 10-K to be filed for the fiscal year ended June 28, 2014.

The information in this Item 2.02 is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report, including the press release attached to the Form 8-K as Exhibit 99.1, will not be incorporated by reference into any registration statement filed by Sysco under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

99.1	Corrected Press Release dated August 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: August 11, 2014	By:	/s/ Russell T. Libby
Russell T. Libby
Executive Vice President-Corporate Affairs, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Corrected Press Release dated August 11, 2014